UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 27, 2004

PUBLIC COMPANY MANAGEMENT CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-50098	88-0493734
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5770 El Camino Road, Las Vegas, Nevada 89118

(Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code (702) 222-9076

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02

Unregistered Sales of Equity Securities.

On October 25, 2004, pursuant to consulting agreements between the Company and eighteen individuals and one company, we agreed to issue 1,565,000 shares of common stock in exchange for services rendered on behalf of the Company. We expect to deliver the shares on or about December 27, 2004.

The Company has equated a value of $0.15,  to each share of common stock mentioned above,  in exchange for the value of the consulting services provided or to be provided by these individuals.

We relied upon Section 4(2) of the Securities Act of 1933, as amended for the above issuance.  We believed that Section 4(2) was available because:

o

None of these issuances involved underwriters, underwriting discounts or commissions;

o

We placed restrictive legends on all certificates issued;

o

No sales were made by general solicitation or advertising;

o

Sales were made only to accredited investors or investors who were sophisticated enough to evaluate the risks of the investment.

Signatures

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Public Company Management Corporation

December 30, 2004

/s/ Stephen Brock

Stephen Brock

Chief Executive Officer